UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 2007

Community Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649

(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and to make certain administrative and benefit changes, including changing the plan year for director deferrals effective January 1, 2006 to coincide with the calendar year, CapitalBank, a wholly-owned subsidiary of Community Capital Corporation (the “Company”), entered into various amendments to the CapitalBank Director Deferred Fee Agreements that are maintained for the benefit of various directors of the Company. The amendments, which were executed on December 31, 2007 to be generally effective January 1, 2008, are filed as Exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.

(a) - (b)	Not applicable.

(c) Exhibits.

Exhibit 10.52	CapitalBank Director Deferred Fee Agreement Dated August 12, 2003 for Wayne Q. Justesen

Exhibit 10.53	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 12, 2003 for Wayne Q. Justesen

Exhibit 10.54	CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Lex D. Walters

Exhibit 10.55	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Lex D. Walters

Exhibit 10.56	CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Miles Loadholt

Exhibit 10.57	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Miles Loadholt

Exhibit 10.58	CapitalBank Director Deferred Fee Agreement Dated August 21, 2003 for B. Marshall Keys

Exhibit 10.59	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 21, 2003 for B. Marshall Keys

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: January 3, 2008	By:	/s/ R. Wesley Brewer
R. Wesley Brewer
	Its:	Chief Financial Officer

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Exhibit Index

Exhibit
10.52	CapitalBank Director Deferred Fee Agreement Dated August 12, 2003 for Wayne Q. Justesen

10.53	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 12, 2003 for Wayne Q. Justesen

10.54	CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Lex D. Walters

10.55	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Lex D. Walters

10.56	CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Miles Loadholt

10.57	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 20, 2003 for Miles Loadholt

10.58	CapitalBank Director Deferred Fee Agreement Dated August 21, 2003 for B. Marshall Keys

10.59	First Amendment to the CapitalBank Director Deferred Fee Agreement Dated August 21, 2003 for B. Marshall Keys

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